UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2021
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On May 4, 2021, Markel Corporation (the Company) executed an Underwriting Agreement and related pricing agreement (the Underwriting Agreement) with the representatives of the underwriters named therein. Under the Underwriting Agreement, the Company is issuing $600,000,000 aggregate principal amount of its 3.450% Senior Notes due 2052 (the Notes) under the Indenture, dated as of June 5, 2001 (the Indenture), between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as trustee (the Trustee), relating to debt securities, as amended by a Sixteenth Supplemental Indenture to the Indenture with respect to the Notes, dated as of May 7, 2021 (the Sixteenth Supplemental Indenture). The Underwriting Agreement and the Sixteenth Supplemental Indenture are filed as exhibits hereto and are incorporated herein by reference. The form of the Notes is included as Exhibit A to the Sixteenth Supplemental Indenture.
Certain exhibits are filed herewith by the Company in connection with the Company's offering of the Notes pursuant to its Prospectus Supplement, dated May 4, 2021, to the Prospectus, dated February 19, 2021, filed with Securities and Exchange Commission (the Commission) as part of the Registration Statement on Form S-3ASR (Registration No. 333-253330), which became effective February 19, 2021.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement and related pricing agreement, dated as of May 4, 2021, between Markel Corporation and the representatives of the underwriters named therein (filed herewith)
4.1
Indenture, dated as of June 5, 2001, between Markel Corporation and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 in the Registrant's report on Form 8-K filed with the Commission June 5, 2001)

4.2	Sixteenth Supplemental Indenture, dated as of May 7, 2021, between Markel Corporation and The Bank of New York Mellon, including form of 3.450% Senior Notes due 2052 as Exhibit A (filed herewith)
5.1	Opinion of McGuireWoods LLP (filed herewith)
23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1 filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 7, 2021	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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